SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 17, 2004
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-119657	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

4000 Horizon Way	75063
Irving, Texas	(Zip Code)
(Address of Principal
executive offices)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Item 8.01.      Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-119657) filed with the Securities and Exchange Commission (the “Commission”) on October 20, 2004 (the “Registration Statement”), pursuant to which the Registrant registered $10,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated November 30, 2004, and the related Prospectus Supplement (collectively, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2004-FL1 (the “Offered Securities”).

The Registrant is filing this Current Report on Form 8-K to provide prospective investors with certain materials which constitute “ABS Term Sheets” as described in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association, the filing of which materials is a condition of the relief granted in such letters (such materials being the “ABS Term Sheets”). The ABS Term Sheets set forth in Exhibit 99.2 were prepared solely by FTN Financial Capital Markets, a division of First Tennessee Bank National Association (“FTN”), in connection with the offering of the Offered Securities.

The assumptions used in preparing the ABS Term Sheets were based upon a preliminary compilation of the underlying collateral and the estimated principal amount and other features of the Offered Securities. The actual features of the Offered Securities and a detailed description of the final constituency of the underlying collateral will be set forth in the Prospectus and in a Current Report on Form 8-K to be filed with the Commission.

Due to the preliminary nature of the information regarding the collateral and the structure of the Offered Securities used in preparing the ABS Term Sheets, no assurance can be given as to either the ABS Term Sheets’ or the underlying assumptions’ accuracy, appropriateness or completeness in any particular context; nor can assurance be given as to whether the ABS Term Sheets and/or the assumptions upon which they are based reflect present market conditions or future market performance. These ABS Term Sheets should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The specific characteristics of the Offered Securities may differ from those shown in the ABS Term Sheets due to differences between the actual collateral and the preliminary collateral used in preparing the ABS Term Sheets. As noted above, the principal amount and designation of any security described in the ABS Term Sheets are subject to change prior to issuance.

Please be advised that mortgage loan backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

Any statement or information contained in the ABS Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

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Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	99.2	ABS Term Sheets of FTN Financial Capital Markets

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

December 17, 2004	By:	/s/ Alfred Chang
Alfred Chang
Vice President